NATIXIS EQUITY FUNDS

NATIXIS DIVERSIFIED PORTFOLIOS

Supplement dated February 13, 2008, to the Natixis Equity Funds and Natixis Diversified Portfolios’ Statement of Additional Information – Part II, dated May 1, 2007, as may be revised and supplemented from time to time

The section “Portfolio Holdings Information” is amended and restated as follows:

The Board of Trustees has approved exceptions to the general policy on the sharing of portfolio holdings information as in the best interests of the Funds:

(1)	Disclosure of portfolio holdings posted on the Funds’ website provided that information is shared no sooner than the next day following the day on which the information is posted.

(2)	Disclosure to firms offering industry-wide services, provided that the firm has entered into a confidentiality agreement with the Funds, their principal underwriter or an affiliate of the Funds’ principal underwriter. Entities that receive information pursuant to this exception include Lipper (monthly disclosure of full portfolio holdings, provided 5 days after month-end) and FactSet (daily disclosure of full portfolio holdings, provided the next business day);

(3)	Disclosure to SG Constellation, as part of the Class B Share Financing Program and subject to an agreement to protect the confidentiality and limit the use of the information except for the purposes provided (full portfolio holdings provided weekly for Funds with Class B shares);

(4)	Disclosure (subject to a written confidentiality provision) to Broadridge Financial Solutions, Inc. as part of the proxy voting recordkeeping services provided to the Funds, and to RiskMetrics Group and Glass Lewis & Co., LLC as part of the proxy voting administration and research services, respectively, provided to advisers and subadvisers of the Funds (votable portfolio holdings of issuers as of record date for shareholder meetings);

(5)	Disclosure to employees of the Funds’ advisers, subadvisers, principal underwriter, administrator, custodian, fund accounting agent and independent registered public accounting firm, as well as to broker dealers executing portfolio transactions for the Funds, provided that such disclosure is made for bona fide business purposes; and

(6)	Other disclosures made for non-investment purposes, but only if approved in writing in advance by an officer of the Funds. Such exceptions will be reported to the Board of Trustees.

With respect to (6) above, approval will be granted only when the officer determines that the Funds have a legitimate business reason for sharing the portfolio holdings information and the recipients are subject to a duty of confidentiality, including a duty not to trade on the information. As of the date of this SAI, the only entities that receive information pursuant to this exception are Evare LLC (daily disclosure of full portfolio holdings) for the purpose of performing certain electronic reconciliations with respect to the Hansberger International Fund, Advent Software, Inc. (daily disclosure of full portfolio holdings) for the purpose of performing certain electronic reconciliations with respect to the Dreman subadvised discipline of the Natixis Moderate Diversified Portfolio, GCom2 (quarterly, or more frequently as needed, disclosure of full portfolio holdings) for the purpose of performing certain functions related to the production of the Funds’ semiannual financial statements, quarterly Form N-Q filings and other related items, Loomis Sayles Solutions, LLC (daily disclosure of full portfolio holdings) for the purpose of performing certain portfolio compliance monitoring services with respect to the disciplines of Natixis Income Diversified Portfolio and Natixis Moderate Diversified Portfolio managed by Active Investment Advisors, Bloomberg (daily disclosure of full portfolio holdings with respect to the Loomis Sayles sub-advised equity segments of Natixis U.S. Diversified Portfolio and Natixis Moderate Diversified Portfolio), Electra (daily disclosure of full portfolio holdings with respect to the Loomis Sayles sub-advised segments of the Funds), Lehman Point and Yield Book (periodic disclosure of full portfolio holdings with respect to the Loomis Sayles sub-advised fixed income segments of Natixis Income Diversified Portfolio and Natixis Moderate Diversified Portfolio). The Funds’ Board of Trustees exercises oversight of the disclosure of the Funds’ portfolio holdings by reviewing, on a quarterly basis, persons or entities receiving such disclosure. Notwithstanding the above, there is no assurance that the Funds’ policies on the sharing of portfolio holdings information will protect the Funds from the potential misuse of holdings by individuals or firms in possession of that information.

SP364-0208

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